Exhibit 10.14

PHANTOM STOCK AGREEMENT

THIS PHANTOM STOCK AGREEMENT effective this 11th day of December, 2006 is between OMEGA FLEX, INC, a Pennsylvania corporation ("Company"), and __________________ (“Recipient”).

BACKGROUND

A.           Pursuant to the Company’s 2006 Phantom Stock Plan dated as of April 1, 2006 (the “Plan”), the Compensation Committee of the Company’s Board of Directors (the “Committee”) is authorized to grant phantom stock units (“Phantom Stock Units”) to directors, officers and other key employees of the Corporation.

B.           The Board regards Recipient as a key contributor to the Company and, in order to provide additional incentive to Recipient to further his efforts for Company, the Committee has directed that there be granted to Recipient Phantom Stock Units set forth below, upon the terms and conditions set forth in the Plan and this Agreement.

AGREEMENTS

In consideration of the mutual promises and covenants herein contained, the parties hereto hereby agree as follows:

1.            Basic Terms.    Pursuant to the terms and conditions of the Plan and of this Agreement, Company hereby grants to Recipient units of Phantom Stock as defined under the Plan as follows:

Type:	_______________
Number:	_______________
Grant Date:	_______________
Grant Price:	_______________
Maturity Date:	_______________

Vesting Schedule:
Number of Years After Grant Date	Percentage of Phantom Stock Units to Vest
1	____
2	____
3	____

2.             No Rights; Capital Stock. Recipient shall not have any rights as a shareholder of Omega Flex, Inc. with respect to any Phantom Stock units granted to Recipient under this Agreement. No adjustments shall be made to the grant of Phantom Stock made under this Agreement for any dividends or distributions or other rights relating to the Omega Common Stock, regardless of whether the record date for such dividends or distributions or other rights is prior to the complete vesting of the Phantom Stock units or the Maturity Date.

3.            No Rights; Employment. The grant of the Phantom Stock units, execution of this Agreement or the vesting of any Phantom Stock units shall not confer upon Recipient any right to, or guaranty of, continued employment with Company or membership on the Board of Company or any of its subsidiaries, nor in any way limit the right of Company or such subsidiaries to terminate at any time the employment of or relationship with the Recipient.

4.            Non-transferability of Phantom Stock. The Phantom Stock units granted under this Agreement shall not be transferable by Recipient or by operation of law, other than by will or by the laws of descent and distribution applicable to a deceased Recipient and then only to the extent provided in the Plan or in this Agreement. More particularly, but without limiting the generality of the foregoing, the Phantom Stock units may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be transferred by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Phantom Stock contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Phantom Stock, shall be a breach of this Agreement will automatically forfeit any Phantom Stock units then outstanding.

5.            Beneficiary Designation. The names of each Beneficiary, if any, their relationship to the Recipient, and their respective interests in the Phantom Stock units, are set forth in Exhibit A attached hereto.

6.            Notices. All notices to Recipient or other persons then entitled to exercise the Option shall be delivered at the address below or such other address as shall be specified in writing by Recipient or such other person. All notices to Company shall be delivered to the attention of its Secretary at its principal offices.

7.            Governing Law. The Option shall be construed under and governed by the laws of the Commonwealth of Pennsylvania as to all matters, including, but not limited to, matters of validity, construction, effect and performance.

8.            Arbitration. The Recipient acknowledges that the Plan provides for mandatory arbitration of any disputes arising under the Plan and this Agreement, or either of them, and the Recipient agrees to be bound by the arbitration provisions of the Plan.

THE PARTIES UNDERSTAND THAT BY AGREEING TO ARBITRATE CLAIMS OR CONTROVERSIES ARISING UNDER OR CONCERNING ANY PROVISION OF THE PLAN AND THIS AGREEMENT, OR EITHER OF THEM, THEY ARE WAIVING THE RIGHT TO BRING AN ACTION IN A COURT OF LAW, EITHER STATE OF FEDERAL, AND ARE WAIVING THE RIGHT TO HAVE CLAIMS AND DAMAGES (IF ANY) DETERMINED BY A JURY.

9.            Entire Agreement, Amendment. This Agreement and the Plan contain the entire agreement between the parties hereto relating to the subject matter hereof and shall not be modified or amended in any way except in a writing signed by all of the parties hereto. All terms which are not defined in this Agreement shall bear the meaning ascribed to such terms in the Plan. This Agreement is made pursuant to and in accordance with the Plan, and in the event of any conflict or discrepancy between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall have precedence over any conflicting or discrepant terms in this Agreement.

COMPANY:
OMEGA FLEX, INC.

By_______________________________________

Name: ___________________________

RECIPIENT:

_________________________________________
Name:	___________________________
Address:	___________________________
___________________________

EXHIBIT A

Designation of Beneficiary

The undersigned, _____________________, hereby designates __________________ ________, as my beneficiary under the Phantom Stock Agreement dated December 11, 2006, between the undersigned and Omega Flex, Inc., until such time as the undersigned shall change such designation in writing provided to Omega Flex, Inc.

_______________________
_______________________

Commonwealth of ___________	}
County of ________	}	ss.

On this _____ day of December, 2006, before me, the undersigned notary public, personally appeared ____________, proved to me through satisfactory evidence of identification, which were ____________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that [he] [she] signed it voluntarily for its stated purpose.

_______________________________________________

, Notary Public

My commission expires ______

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